    As filed with the Securities and Exchange Commission on January 23, 1998
                                                     Registration No.333-_____
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   __________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                  ___________

                           NATIONAL DATA CORPORATION
             (Exact name of registrant as specified in its charter)

       DELAWARE                                          58-0977458
(State of incorporation)                      (IRS Employer Identification No.)

                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA  30329-2010
              (Address of Principal Executive Offices) (Zip Code)

                           NATIONAL DATA CORPORATION
                SYNERGISTIC SYSTEMS, INC. 1996 STOCK OPTION PLAN
             PHYSICIAN SUPPORT SYSTEMS, INC. 1996 STOCK OPTION PLAN


                               E. MICHAEL INGRAM
                         GENERAL COUNSEL AND SECRETARY
                           NATIONAL DATA CORPORATION
                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA  30329-2010
                                 (404) 728-2000
 (Name, address, including zip code, telephone number, including area code, of agent for service)

                         _____________________________

                                          CALCULATION OF REGISTRATION FEE
====================================================================================================================

             TITLE OF                                        PROPOSED MAXIMUM    PROPOSED MAXIMUM        AMOUNT OF
           SECURITIES TO              AMOUNT TO BE          OFFERING PRICE PER   AGGREGATE OFFERING     REGISTRATION
           BE REGISTERED             REGISTERED (1)              SHARE (2)             PRICE                FEE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK, $.125 PAR VALUE               217.50                $18.391           $  4,000.00
--------------------------------------------------------------------------------------------------------------------
"                                         1,740.00                $50.000           $ 87,000.00
--------------------------------------------------------------------------------------------------------------------
                                            217.50                $36.494           $  7,937.50
--------------------------------------------------------------------------------------------------------------------
                                          4,132.50                $50.000           $206,625.00
--------------------------------------------------------------------------------------------------------------------
                                            652.50                $36.494           $ 23,812.50
--------------------------------------------------------------------------------------------------------------------
                                            326.25                $18.391           $  6,000.00
--------------------------------------------------------------------------------------------------------------------
                                            435.00                $47.701           $ 20,750.00
--------------------------------------------------------------------------------------------------------------------
                                          2,175.00                $35.201           $ 76,562.50
--------------------------------------------------------------------------------------------------------------------
                                            870.00                $18.391           $ 16,000.00
--------------------------------------------------------------------------------------------------------------------
                                            217.50                $18.391           $  4,000.00
--------------------------------------------------------------------------------------------------------------------

                                          CALCULATION OF REGISTRATION FEE
=========================================================================================================

             TITLE OF                            PROPOSED MAXIMUM    PROPOSED MAXIMUM        AMOUNT OF
           SECURITIES TO        AMOUNT TO BE    OFFERING PRICE PER   AGGREGATE OFFERING     REGISTRATION
           BE REGISTERED       REGISTERED (1)        SHARE (2)             PRICE                FEE
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391      $    4,000.00
---------------------------------------------------------------------------------------------------------
                                    870.00             $18.391      $   16,000.00
---------------------------------------------------------------------------------------------------------
                                    870.00             $43.966      $   38,250.00
---------------------------------------------------------------------------------------------------------
                                    870.00             $43.966      $   38,250.00
---------------------------------------------------------------------------------------------------------
                                  1,087.50             $50.000      $   54,375.00
---------------------------------------------------------------------------------------------------------
                                  3,117.21             $43.966      $  137,049.75
---------------------------------------------------------------------------------------------------------
                                 10,875.00             $18.391      $  200,000.00
---------------------------------------------------------------------------------------------------------
                                  3,117.21             $35.632      $  111,073.00
---------------------------------------------------------------------------------------------------------
                                  4,132.50             $50.000      $  206,625.00
---------------------------------------------------------------------------------------------------------
                                    435.00             $36.494      $   15,875.00
---------------------------------------------------------------------------------------------------------
                                    108.75             $18.391      $    2,000.00
---------------------------------------------------------------------------------------------------------
                                  3,697.50             $50.000      $  184,875.00
---------------------------------------------------------------------------------------------------------
                                  5,437.50             $50.000      $  271,875.00
---------------------------------------------------------------------------------------------------------
                                  4,132.50             $50.000      $  206,625.00
---------------------------------------------------------------------------------------------------------
                                    435.00             $27.586      $   12,000.00
---------------------------------------------------------------------------------------------------------
                                    783.00             $18.391      $   14,400.00
---------------------------------------------------------------------------------------------------------
                                  1,827.00             $35.920      $   65,625.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $27.586      $   36,000.00
---------------------------------------------------------------------------------------------------------
                                 43,500.00             $23.276      $1,012,500.00
---------------------------------------------------------------------------------------------------------
                                    326.25             $36.494      $   11,906.25
---------------------------------------------------------------------------------------------------------
                                  3,697.50             $27.586      $  102,000.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $18.391      $   24,000.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391      $    4,000.00
---------------------------------------------------------------------------------------------------------
                                  2,871.00             $48.563      $  139,425.00
---------------------------------------------------------------------------------------------------------
                                 10,875.00             $34.483      $  375,000.00
---------------------------------------------------------------------------------------------------------
                                 10,875.00             $48.563      $  528,125.00
---------------------------------------------------------------------------------------------------------
                                  6,525.00             $38.218      $  249,375.00
---------------------------------------------------------------------------------------------------------
                                  3,117.21             $43.966      $  137,049.75
---------------------------------------------------------------------------------------------------------
                                 10,875.00             $18.391      $  200,000.00
---------------------------------------------------------------------------------------------------------
                                    108.75             $36.494      $    3,968.75
---------------------------------------------------------------------------------------------------------
                                  2,175.00             $18.391      $   40,000.00
---------------------------------------------------------------------------------------------------------
                                  2,899.71             $43.966      $  127,487.25
---------------------------------------------------------------------------------------------------------
                                    435.00             $27.586      $   12,000.00
---------------------------------------------------------------------------------------------------------
                                  8,091.00             $48.563      $  392,925.00
---------------------------------------------------------------------------------------------------------
                                  6,307.50             $50.000      $  315,375.00
---------------------------------------------------------------------------------------------------------
                                    435.00             $18.391      $    8,000.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391      $    4,000.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $27.586      $   36,000.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391      $    4,000.00
---------------------------------------------------------------------------------------------------------
                                    652.50             $36.494      $   23,812.50
---------------------------------------------------------------------------------------------------------
                                    326.25             $18.391      $    6,000.00
---------------------------------------------------------------------------------------------------------
                                  4,132.50             $50.000      $  206,625.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $18.391      $   24,000.00
---------------------------------------------------------------------------------------------------------
                                  3,045.00             $27.586      $   84,000.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391      $    4,000.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391      $    4,000.00
---------------------------------------------------------------------------------------------------------
                                  3,045.00             $27.586      $   84,000.00
---------------------------------------------------------------------------------------------------------
                                    435.00             $36.494      $   15,875.00
---------------------------------------------------------------------------------------------------------


                                          CALCULATION OF REGISTRATION FEE
=========================================================================================================

             TITLE OF                            PROPOSED MAXIMUM    PROPOSED MAXIMUM        AMOUNT OF
           SECURITIES TO        AMOUNT TO BE    OFFERING PRICE PER   AGGREGATE OFFERING     REGISTRATION
           BE REGISTERED       REGISTERED (1)        SHARE (2)             PRICE                FEE
---------------------------------------------------------------------------------------------------------
                                  4,785.00             $43.966        $210,375.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391        $  4,000.00
---------------------------------------------------------------------------------------------------------
                                  1,631.25             $18.391        $ 30,000.00
---------------------------------------------------------------------------------------------------------
                                  1,827.00             $35.920        $ 65,625.00
---------------------------------------------------------------------------------------------------------
                                  3,262.50             $50.000        $163,125.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391        $  4,000.00
---------------------------------------------------------------------------------------------------------
                                    543.75             $18.391        $ 10,000.00
---------------------------------------------------------------------------------------------------------
                                    543.75             $35.920        $ 19,531.25
---------------------------------------------------------------------------------------------------------
                                    543.75             $18.391        $ 10,000.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $48.276        $ 63,000.00
---------------------------------------------------------------------------------------------------------
                                  4,350.00             $50.000        $217,500.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $27.586        $ 36,000.00
---------------------------------------------------------------------------------------------------------
                                  1,044.00             $48.563        $ 50,700.00
---------------------------------------------------------------------------------------------------------
                                  1,087.50             $50.000        $ 54,375.00
---------------------------------------------------------------------------------------------------------
                                      6.53             $18.391        $    120.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $27.586        $ 36,000.00
---------------------------------------------------------------------------------------------------------
                                    543.75             $18.391        $ 10,000.00
---------------------------------------------------------------------------------------------------------
                                    435.00             $18.391        $  8,000.00
---------------------------------------------------------------------------------------------------------
                                    652.50             $18.391        $ 12,000.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $27.586        $ 36,000.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $48.563        $ 63,375.00
---------------------------------------------------------------------------------------------------------
                                  1,087.50             $18.391        $ 20,000.00
---------------------------------------------------------------------------------------------------------
                                    652.50             $36.494        $ 23,812.50
---------------------------------------------------------------------------------------------------------
                                    326.25             $18.391        $  6,000.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $35.920        $  7,812.50
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391        $  4,000.00
---------------------------------------------------------------------------------------------------------
                                    652.50             $18.391        $ 12,000.00
---------------------------------------------------------------------------------------------------------
                                  3,697.50             $27.586        $102,000.00
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $18.391        $ 24,000.00
---------------------------------------------------------------------------------------------------------
                                    870.00             $43.966        $ 38,250.00
---------------------------------------------------------------------------------------------------------
                                    435.00             $18.391        $  8,000.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $36.494        $  7,937.50
---------------------------------------------------------------------------------------------------------
                                    217.50             $18.391        $  4,000.00
---------------------------------------------------------------------------------------------------------
                                  2,175.00             $43.966        $ 95,625.00
---------------------------------------------------------------------------------------------------------
                                  4,350.00             $20.402        $ 88,750.00
---------------------------------------------------------------------------------------------------------
                                  2,175.00             $50.000        $108,750.00
---------------------------------------------------------------------------------------------------------
                                  1,044.00             $48.563        $ 50,700.00
---------------------------------------------------------------------------------------------------------
                                  3,045.00             $27.586        $ 84,000.00
---------------------------------------------------------------------------------------------------------
                                  1,087.50             $18.391        $ 20,000.00
---------------------------------------------------------------------------------------------------------
                                  3,262.50             $50.000        $163,125.00
---------------------------------------------------------------------------------------------------------
                                    630.75             $18.391        $ 11,600.00
---------------------------------------------------------------------------------------------------------
                                    326.25             $35.920        $ 11,718.75
---------------------------------------------------------------------------------------------------------
                                    217.50             $36.494        $  7,937.50
---------------------------------------------------------------------------------------------------------
                                  1,305.00             $18.391        $ 24,000.00
---------------------------------------------------------------------------------------------------------
                                    217.50             $36.494        $  7,937.50
---------------------------------------------------------------------------------------------------------
                                    108.75             $18.391        $  2,000.00
---------------------------------------------------------------------------------------------------------
                                  2,175.00             $27.586        $ 60,000.00
---------------------------------------------------------------------------------------------------------
                                    652.50             $18.391        $ 12,000.00
---------------------------------------------------------------------------------------------------------

                                          CALCULATION OF REGISTRATION FEE
=========================================================================================================

             TITLE OF                            PROPOSED MAXIMUM    PROPOSED MAXIMUM        AMOUNT OF
           SECURITIES TO        AMOUNT TO BE    OFFERING PRICE PER   AGGREGATE OFFERING     REGISTRATION
           BE REGISTERED       REGISTERED (1)        SHARE (2)             PRICE                FEE
---------------------------------------------------------------------------------------------------------
                                   435.00                $18.391        $     8,000.00
---------------------------------------------------------------------------------------------------------
                                   217.50                $18.391        $     4,000.00
---------------------------------------------------------------------------------------------------------
                                 4,350.00                $35.632        $   155,000.00
---------------------------------------------------------------------------------------------------------
                                 2,175.00                $38.218        $    83,125.00
---------------------------------------------------------------------------------------------------------
                                 2,827.50                $27.586        $    78,000.00
---------------------------------------------------------------------------------------------------------
                                   217.50                $18.391        $     4,000.00
---------------------------------------------------------------------------------------------------------
                                 3,045.00                $27.586        $    84,000.00
---------------------------------------------------------------------------------------------------------
                                 1,631.25                $18.391        $    30,000.00
---------------------------------------------------------------------------------------------------------
                                 1,783.50                $35.920        $    64,062.50
---------------------------------------------------------------------------------------------------------
                                   435.00                $18.391        $     8,000.00
---------------------------------------------------------------------------------------------------------
                                 1,087.50                $43.966        $    47,812.50
---------------------------------------------------------------------------------------------------------
                                   217.50                $18.391        $     4,000.00
---------------------------------------------------------------------------------------------------------
                                 2,175.00                $50.000        $   108,750.00
---------------------------------------------------------------------------------------------------------
                                 6,525.00                $50.000        $   326,250.00
---------------------------------------------------------------------------------------------------------
                                   870.00                $18.391        $    16,000.00
---------------------------------------------------------------------------------------------------------
                                 1,305.00                $18.391        $    24,000.00
---------------------------------------------------------------------------------------------------------
                                 3,915.00                $43.966        $   172,125.00
---------------------------------------------------------------------------------------------------------
                                 3,045.00                $43.966        $   133,875.00
---------------------------------------------------------------------------------------------------------
                                20,553.75                $35.862        $   737,100.00
---------------------------------------------------------------------------------------------------------
                                 1,305.00                $43.966        $    57,375.00
---------------------------------------------------------------------------------------------------------
                                   870.00                $43.966        $    38,250.00
---------------------------------------------------------------------------------------------------------
                                   217.50                $43.966        $     9,562.50
---------------------------------------------------------------------------------------------------------
                                   435.00                $43.966        $    19,125.00
---------------------------------------------------------------------------------------------------------
                                   435.00                $43.966        $    19,125.00
---------------------------------------------------------------------------------------------------------
                                   217.50                $43.966        $     9,562.50
---------------------------------------------------------------------------------------------------------
                                 1,305.00                $43.966        $    57,375.00
---------------------------------------------------------------------------------------------------------
                                   217.50                $43.966        $     9,562.50
---------------------------------------------------------------------------------------------------------
                                 1,740.00                $43.966        $    76,500.00
---------------------------------------------------------------------------------------------------------
                                 1,740.00                $43.966        $    76,500.00
---------------------------------------------------------------------------------------------------------
                                 1,305.00                $43.966        $    57,375.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

       TOTAL                   311,537                                  $10,875,129.75        $3,245.00
---------------------------------------------------------------------------------------------------------

______________________________
(1) This Registration Statement also covers any additional shares that may hereafter become exercisable as a result of the adjustment and anti-dilution provisions of the Synergistic Systems, Inc. 1996 Stock Option Plan (the "Synergistic Plan") and the Physician Support Systems, Inc. 1996 Stock Option Plan (the "PSS Plan").
(2) Determined in accordance with Rule 457(h), the registration fee is based on the option price per share for shares presently subject to options.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents filed by National Data Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

    The following documents filed with the Commission by the Company (File No. 001-12392) are hereby incorporated by reference into this Prospectus:

     (1) the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1997, as amended;

     (2) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended August 31, 1997, as amended, and November 30, 1997;

     (3) the Company's Current Reports on Form 8-K filed December 22, 1997, December 30, 1997 and January 5, 1998;

     (4) the description of the Company's Common Stock contained in its Registration Statement on Form 8-A as filed with the Commission on October 5, 1993; and

     (5) the description of NDC Series A Junior Participating Preferred Stock contained in the Company's Registration Statement on Form 8-A as filed with the Commission on January 22, 1991, as amended on October 5, 1993.

    All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

    The legality of the issuance of the securities being registered has been passed upon for the Company by the law firm of Alston & Bird LLP, counsel for the Company. Neil Williams, a partner of Alston & Bird LLP, is a director of the Company.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Registrant's Bylaws provide for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

    Section 145 of the General Corporation Law of the State of Delaware provides generally that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    In addition, pursuant to the authority of Delaware law, the Certificate of Incorporation of the Registrant also eliminates the monetary liability of directors to the fullest extent permitted by Delaware law.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.  Not applicable.

ITEM 8.  EXHIBITS.*

    4(a) Synergistic Systems, Inc. 1996 Stock Option Plan.

    4(b) Physician Support Systems, Inc. 1996 Stock Option Plan.

    5    Opinion of Alston & Bird LLP regarding the legality of the securities being registered.

    23(a)  Consent of Alston & Bird LLP (included in Exhibit 5).

    23(b)  Consent of Arthur Andersen LLP.

-------------------------

*   Exhibits are numbered in accordance with Item 601 of Regulation S-K.

ITEM 9.  UNDERTAKINGS.

    (a)  The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement.

         Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) above do
         --------  -------
not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned issuer hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to Item 6 of this Part II, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 23rd day of January, 1998.


                           NATIONAL DATA CORPORATION


                           By:  /s/ Robert A. Yellowlees
                                --------------------------------------------
                               Robert A. Yellowlees
                               Chairman of the Board and Chief Executive Officer (principal executive officer)


                           By:  /s/ Robert L. Walker
                                --------------------------------------------
                                Robert L. Walker
                                Chief Financial Officer
                                (principal financial and accounting officer)


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


             SIGNATURE                                    TITLE                           DATE
            ----------                                    -----                          ------

    /s/ Robert A. Yellowlees         Chairman of the Board and Chief Executive      January 23, 1998
-----------------------------------  Officer
Robert A. Yellowlees

    /s/ Edward L. Barlow             Director                                       January 23, 1998
-----------------------------------
Edward L. Barlow

    /s/ J. Veronica Biggins          Director                                       January 23, 1998
-----------------------------------
J. Veronica Biggins

    /s/ James B. Edwards             Director                                       January 23, 1998
-----------------------------------
James B. Edwards

    /s/ Don W. Sands                 Director                                       January 23, 1998
-----------------------------------
Don W. Sands

    /s/ Neil Williams                Director                                       January 23, 1998
-----------------------------------
Neil Williams

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------


                              EXHIBITS FILED WITH

                             REGISTRATION STATEMENT

                                  ON FORM S-8

                                     UNDER

                           THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------



                           NATIONAL DATA CORPORATION
                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA  30329-2010
                                 (404)728-2000

                                 EXHIBIT INDEX




EXHIBIT NUMBER*                       DESCRIPTION
---------------                       -----------

4(a)               Synergistic Systems, Inc. 1996 Stock Option Plan.

4(b)               Physician Support Systems, Inc. 1996 Stock Option Plan.

5 Opinion of Alston & Bird LLP regarding the legality of the securities being registered.

23(a)              Consent of Alston & Bird LLP (included in Exhibit 5).

23(b)              Consent of Arthur Andersen LLP.


------------
*Exhibits are numbered in accordance with Item 601 of Regulation S-K.